Exhibit 10.46

EXECUTION COPY

AMENDMENTS TO

AMENDED AND RESTATED CONSULTING AGREEMENT

These Amendments are made and entered into as of this 30 day of May, 2006, by and between Amedica Corp., a Delaware Corporation (“Amedica”) and Darrel S. Brodke, M.D. (“Brodke”)

RECITALS:

A. By date of October 20, 2003, the parties entered into an Amended and Restated Consulting Agreement (the “Agreement”).

B. The parties desire now to amend the Agreement to define the specific Devices covered by the Agreement and to amend and to clarify the amount of Brodke’s compensation thereunder.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and other valuable consideration, the parties agree as follows:

1. All references to “Device(s)” throughout the Agreement refer to, and are limited to: (i) the [***********] made from[************], and (ii) the [***************] made from [*************].

2. The first sentence in subparagraph 3(a) is amended and restated to read as follows:

a. Brodke shall, in the form of royalty or similar payments, receive [************] of the Net After-Tax Profits.

The remainder of subparagraph 3(a) shall continue as written.

3. Subparagraph 3(b) is eliminated in its entirety.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

EXECUTION COPY

4. Any reference or implication, if any, in the Agreement to any required sharing by Brodke of his royalties with any collaborators or other third party is terminated and eliminated from the Agreement.

5. If any remaining provision of the Agreement, after giving effect to the Amendments provided above, conflicts with any of these Amendments, that conflicting provision shall be interpreted and applied consistent with these Amendments.

6. Except as otherwise specifically provided herein, all other provisions of the Agreement shall continue in full force and effect.

Dated as of the day and year first above mentioned.

ADDRESS:	AMEDICA:

615 Arapeen Drive, Suite 302	Amedica Corp.,
Salt Lake City, UT 84108	a Delaware Corporation

	By	/s/ Eugene B. Jones

	Its	Vice President, Finance and CFO

BRODKE:

[********************]	/s/ Darrel S. Brodke, M.D.
[********************]	Darrel S. Brodke, M.D.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.